UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HATTERAS VC CO-INVESTMENT FUND II, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615

December 23, 2015

Dear Hatteras Funds Investor,

On December 10, 2015 we announced that Raleigh Acquisition, LLC, a newly formed company owned by Hatteras Funds' management team, entered into an agreement to acquire Hatteras Funds, LLC from RCS Capital Corporation ("RCS") and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS. Once approved, Hatteras Funds will again be a 100% employee owned alternative investment boutique.

There will be no changes to Hatteras Funds' leadership or portfolio management teams as a result of the transaction. Business operations and processes will not be impacted by the transaction.

The transaction is subject to the approval of shareholders under the Investment Company Act of 1940 as well as certain regulatory approvals, filings and other customary closing conditions. The transaction is expected to close on December 31, 2015.

Attached to this communication, please find a proxy statement asking for your support of the transaction. Please review the proxy statement as it contains important information. We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the transaction.

We are proud of the past 12 years and appreciate your business, your trust and the confidence you have placed in us. Please feel free to call us with any questions.

My very best,

David Perkins
CEO, Hatteras Funds

HATTERAS VC CO-INVESTMENT FUND II, LLC

December 23, 2015

Dear Member:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF MEMBERS (the "Special Meeting") of the Hatteras VC Co-Investment Fund II, LLC (the "Fund") will be held on January 21, 2016, at 11:00 a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 to consider and vote on the following proposal (the "Proposal"):

•  Proposal: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Fund.

Members of record of the Fund at the close of business on November 1, 2015 are entitled to notice of, and to vote on, the Proposal at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposal. The Proxy Statement itself provides greater detail about the Proposal and its effects on the Fund. The Fund's Board of Managers recommends that you read the enclosed materials carefully and vote on the Proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card.

•  Internet: Access the website shown on your proxy card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•  In person: Attend the Special Meeting on January 21, 2016.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote on the Proposal as soon as possible. Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote. Thank you for your response and for your continued investment with the Fund.

Respectfully,

David B. Perkins
Chief Executive Officer and
Chairman of the Board of Managers
Hatteras VC Co-Investment Fund II, LLC

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Hatteras VC Co-Investment Fund II, LLC (the "Fund") that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  On December 10, 2015, the Fund's investment adviser, Hatteras Funds, LLC ("Hatteras"), entered into a transaction which, when consummated, will result in an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and therefore a termination of, the Fund's investment advisory agreement. In order for the Fund to continue receiving uninterrupted investment advisory services, the Fund's members (the "Members") will need to vote on the Proposal described herein to approve a new investment advisory agreement on behalf of the Fund. Details of the transaction are provided below.

On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company owned by several of the same persons who currently manage Hatteras Funds, LLC ("Hatteras"), entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation, a Delaware corporation ("RCS"), RCS Capital Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") and Hatteras, a Delaware limited liability company and wholly-owned subsidiary of Seller. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the "Purchase"). The Purchase is expected to be consummated on December 31, 2015.

When consummated, the Purchase will result in an "assignment" under the 1940 Act of the existing investment advisory agreement between Hatteras and the Fund. To avoid disruption of the Fund's investment management program, the Board of Managers of the Fund (the "Board") approved a proposed new investment advisory agreement on December 10, 2015. The Board also approved a new interim investment advisory agreement, which will become effective if the Purchase is consummated prior to approval of the Advisory Agreement (as defined below) by the Members. The Interim Advisory Agreement (as defined below) provides that, effective for up to 150 days following the date of the consummation of the Purchase, and until approval of the Advisory Agreement, Hatteras will continue to act as investment adviser to the Fund on identical terms and with the identical fee structure as the Current Agreement (as defined below). The Agreements under consideration are listed below:

	Existing Agreement	Proposed New Agreement	Interim Advisory Agreement
Investment Advisory Agreement between Hatteras and the Fund:	"Current Agreement"	"Advisory Agreement"	"Interim Advisory Agreement"

To facilitate management of the Fund's assets, the Board seeks to obtain approval by the Fund's members of the Proposal necessary to set in place the Advisory Agreement.

Q.  What will happen if the Fund's members do not approve the Proposal?

A.  Effectiveness of the Proposal is conditioned on (i) the consummation of the Purchase and (ii) the approval by the Fund's members of the Proposal. If the Purchase is consummated prior to approval of the Advisory Agreement by the Fund's members, the Interim Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Fund's members either approve or disapprove of the Advisory Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner. If the Proposal does not become effective, the Board may consider the re-solicitation of proxies and may consider alternatives to the Proposal as it deems appropriate and in the best interests of the Fund.

Q.  How will the Advisory Agreement affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the Advisory Agreement. The value of your investment will not change. The costs associated with holding interests of the Fund will remain the same. The Advisory Agreement contains identical terms and conditions as the Current Agreement. The Advisory Agreement is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee paid by the Fund be the same upon approval of the Agreement?

A.  Yes. The investment management fee rate applicable to the Fund under the Advisory Agreement will be the same as the investment management fee rate applicable to the Fund under the Current Agreement.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Managers, recommends that the Fund's members vote FOR the Proposal. The reasons for the Board's recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

A.  Hatteras will bear proxy solicitation and related costs, which are anticipated to be equal to approximately $1,500.

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 on January 21, 2016, at 11:00 a.m.

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No. You may mail in the enclosed proxy card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy card:

•  Mail: Complete and return the enclosed proxy card.

•  Internet: Access the website shown on your proxy card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•  In person: Attend the Special Meeting on January 21, 2016.

Q.   Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact AST Fund Solutions, LLC at 1-866-342-8763.

HATTERAS VC CO-INVESTMENT FUND II, LLC

6601 Six Forks Road, Suite 340
Raleigh, North Carolina 27615

PROXY STATEMENT

Special Meeting of Members
to be Held on January 21, 2016

This Proxy Statement is solicited by the Board of Managers of the Hatteras VC Co-Investment Fund II, LLC (the "Board" of the "Fund") for voting at a special meeting (the "Special Meeting" or the "Meeting") of members of the Fund ("Members") to be held on January 21, 2016 at 11:00 a.m., at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The Fund is a limited liability company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company. The Members hold limited liability company interests ("Interests") of the Fund.

This Proxy Statement and the enclosed proxy card are expected to be distributed to Members on or about December 23, 2015. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available at www.proxyonline.com/docs/HatterasFunds.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Hatteras. AST Fund Solutions, LLC has been retained to solicit proxies in connection with the Meeting. Such costs are expected to total approximately $1,500. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of Hatteras and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

The Meeting is being held to consider and vote on the following proposal (the "Proposal"):

•  Proposal: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Fund.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy card is enclosed with respect to the Interests you own in the Fund. If you return a properly executed proxy card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

Members are entitled to a number of votes equivalent to the Member's "Investment Percentage" as of a record date, November 1, 2015 (the "Record Date"). "Investment Percentage" means the percentage of Interests owned by each Member of the total Interests of the Fund. Hatteras, the Fund's investment adviser, will determine as of the Record Date the number of votes that each Member will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Member and the number of votes that each Member will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any Member giving a proxy card may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

The presence in person or by proxy card of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date constitutes a quorum. Votes cast by proxy card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the

Special Meeting. The inspectors will count the total number of votes cast "FOR" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Interests represented by proxy cards that reflect abstentions and "broker non-votes" (i.e., Interests held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as Interests that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of the Proposal set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy cards. In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to the Proposal, the persons named as proxies will vote in favor of adjournment those proxy cards at the Special Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy cards required to be voted against the Proposal. Hatteras pays the costs of any additional solicitation and of any adjourned session.

The approval of the Advisory Agreement requires the affirmative vote (measured by capital account balances) of "a majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act, to mean the affirmative vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Fund outstanding as of the Record Date are present or represented by proxy card, or (ii) of more than 50 percent of the interests of the Fund outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Hatteras. It is anticipated that Hatteras will bear proxy solicitation and related costs equal to approximately $1,500.

For a free copy of the Fund's annual report for the fiscal year ended June 30, 2015, call 888.363.2324, email clientsupport@hatterasfunds.com, visit hatterasfunds.com or write to the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF MEMBERS TO BE HELD ON JANUARY 21, 2016:
The Proxy Statement for the Special Meeting is available at www.proxyonline.com/docs/HatterasFunds.

Background regarding the Proposal

On December 10, 2015, Hatteras entered into a transaction which, when consummated, will result in an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and therefore a termination of, the Fund's investment advisory agreement. In order for the Fund to continue receiving uninterrupted investment advisory services, the Members will need to vote on the Proposal described herein to approve a new investment advisory agreement on behalf of the Fund. Details of the transaction are provided below.

On December 10, 2015, Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company owned by several of the same persons who currently manage Hatteras Funds, LLC ("Hatteras"), entered into a membership interest purchase agreement (the "Purchase Agreement") with RCS Capital Corporation, a Delaware corporation ("RCS"), RCS Capital Holdings, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") and Hatteras, a Delaware limited liability company and wholly-owned subsidiary of Seller. Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the "Purchase"). The Purchase is expected to be consummated on December 31, 2015.

When consummated, the Purchase will result in an "assignment" within the meaning of the 1940 Act of the existing investment advisory agreement between Hatteras and the Fund. To avoid disruption of the Fund's investment management program, the Board of Managers of the Fund (the "Board") approved a proposed new investment advisory agreement on December 10, 2015. The Board also approved a new interim investment advisory agreement pursuant to Rule 15a-4 under the 1940 Act, which will become effective if the Purchase is consummated prior to the approval of the Advisory Agreement (as defined below) by Members of the Fund.

Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Advisory Agreement:

(i)  the compensation under the interim contract may be no greater than under the previous contract;

(ii)  the fund's board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii)  the fund's board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv)  the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the adviser;

(v)  the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund's board; and

(vi)  the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

If the Purchase is consummated prior to approval of the Advisory Agreement by the Fund's Members, the Interim Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Fund's Members either approve or disapprove of the Advisory Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If the Interim Advisory Agreement does become effective, the advisory fees earned by the Hatteras during the interim period will be held in escrow. Fees that are held in escrow, including any interest earned, will be paid to Hatteras if the Fund's members approve the Advisory Agreement within 150 days of the date of the Interim Advisory Agreement. If the Fund's members do not approve the Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, then Hatteras will be paid the lesser of: (i) any costs incurred in performing the relevant Interim Advisory Agreement, plus any interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

The Agreements under consideration are listed below:

	Existing Agreement	Proposed New Agreement	Interim Advisory Agreement
Investment Advisory Agreement between Hatteras and the Fund:	"Current Agreement"	"Advisory Agreement"	"Interim Advisory Agreement"

To facilitate management of the Fund's assets, the Board of Managers of the Fund (the "Board") seeks to obtain approval by the Fund's members of the Proposal necessary to set in place the Advisory Agreement.

The Proposal is discussed in greater detail below.

PROPOSAL

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN HATTERAS FUNDS, LLC AND THE FUND

The Board recommends that Members vote FOR the Advisory Agreement between Hatteras and the Fund

At the Special Meeting, Members will be asked to approve the Advisory Agreement between Hatteras and the Fund. The Advisory Agreement contains identical terms and conditions as the Current Agreement. The form of the Advisory Agreement is attached hereto as Appendix A. The Board recommends approval of the Advisory Agreement to replace the Current Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

If the Purchase is consummated prior to approval of the Advisory Agreement by the Members, the Interim Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Members either approve or disapprove of the Advisory Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If Members do not approve the Proposal to approve the Advisory Agreement, the Board may re-solicit proxies, and may consider alternatives as it deems appropriate and in the best interests of the Fund and its Members.

Hatteras and the Current Agreement

Hatteras currently provides day-to-day investment management services to the Fund pursuant to the Current Agreement. Hatteras is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940 (the "Advisers Act"). As of September 30, 2015, approximately $1.8 billion of assets were under the management of Hatteras. Hatteras' principal place of business is located at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (919) 846-3433.

For the services provided and the expenses assumed pursuant to the Current Agreement, the Fund pays to Hatteras compensation equal to 2.00% on an annualized basis of the net assets of the Fund. Such compensation is paid to Hatteras at the end of each quarter. Hatteras may, in its discretion and from time to time, waive all or a portion of its fee.

After fee waivers and expense reimbursements, for the fiscal year ended June 30, 2015 Hatteras received $146,349 pursuant to the Current Agreement.

Hatteras and the Advisory Agreement

If the Proposal is approved, the Hatteras will continue in its role in providing day-to-day investment management services to the Fund. Hatteras is a Delaware limited liability company.

The following table sets forth the name, position and principal occupation of each officer and each director of Hatteras as of the consummation of the Purchase. Each individual's address is 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name	Principal Occupation with Hatteras
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
Michael J. Hutten	President of Distribution
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Jessica R. Sherburne	Chief Marketing Officer
Andrew P. Chica	Chief Compliance Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of Hatteras for the fiscal year ended June 30, 2015.

A copy of the Advisory Agreement is attached hereto as Appendix A. The following description is only a summary. You should refer to Appendix A for the Advisory Agreement, and the description set forth in this Proxy Statement of the Advisory Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services. Identical to Hatteras' services under the Current Agreement, under the Advisory Agreement, the Fund employs Hatteras to furnish and manage a continuous investment program for the Fund.

Hatteras will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning Hatteras' activities which the Fund is required to maintain and to render regular reports to the Fund's officers and Managers concerning Hatteras' discharge of the foregoing responsibilities. Hatteras may hire (subject to the approval of the Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the SEC, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by Hatteras shall not relieve Hatteras of its responsibilities under the Advisory Agreement.

Hatteras shall discharge the foregoing responsibilities subject to the control of the Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

Brokerage. Like the Current Agreement, the Advisory Agreement provides that Hatteras is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain "best execution," considering the Fund's investment objectives, policies, and restrictions as stated in the Fund's Private Placement Memorandum and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Board. Hatteras will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that Hatteras will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the Advisory Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's Private Placement Memorandum and Statement of Additional Information.

Advisory Fees. The Advisory Agreement contains a fee structure identical to that of the Current Agreement. For the services provided and the expenses assumed pursuant to the Current Agreement, the Fund pays Hatteras compensation equal to 2.00% on an annualized basis of the net assets of the Fund. Such compensation is paid to Hatteras at the end of each quarter. Hatteras may, in its discretion and from time to time, waive all or a portion of its fee.

Duration and Termination. Like the Current Agreement, the Advisory Agreement provides that, unless sooner terminated as provided therein, it shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Managers of the Board who are not parties to the Advisory Agreement or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the members of the Fund fail to approve the Advisory Agreement as provided therein, Hatteras may continue to serve thereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of the Advisory Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, the Advisory Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Hatteras, or by Hatteras at any time without the payment of any penalty, on 60 days' written notice to the Fund. The Advisory Agreement will automatically and immediately terminate in the event of its assignment.

Limitation of Liability of Adviser. Like the Current Agreement, the Advisory Agreement provides that the duties of Hatteras shall be confined to those expressly set forth therein, and no implied duties are assumed by or may be asserted against Hatteras thereunder. Hatteras shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, gross negligence or reckless disregard in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified thereby. (As used in this paragraph, "Hatteras" shall include managers, officers, employees and other agents of Hatteras Funds, LLC, as well as that company itself).

BOARD APPROVAL AND RECOMMENDATION OF THE AGREEMENTS

In reaching its decision to approve the Advisory Agreement and Interim Advisory Agreement, the members of the Fund's Board (the "Managers"), including all of the "Independent Managers" (i.e., Managers that are not "interested persons" of the Fund as that term is defined in the 1940 Act), met in person at a meeting held on December 10, 2015 with senior executives of Hatteras. The Board reviewed information about the Purchase and its potential impact on the Fund, reviewed information about Hatteras, the Purchaser and their affiliates and considered the terms of the Advisory Agreement and Interim Advisory Agreement. The Independent Managers also reviewed information concerning advisory fees to be paid to Hatteras by the Fund, as well as certain sales charges retained by a broker-dealer affiliate during the Fund's offering period. The Board and legal counsel to the Independent Managers had an opportunity to review the information provided in advance of the meeting by Hatteras, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Independent Managers that provided details concerning the terms of the Purchase and the financial stability of Hatteras.

The Independent Managers discussed the details of the Purchase with representatives of Hatteras. Hatteras management (hereinafter, "Management") represented that under the Advisory Agreement and Interim Advisory Agreement, Hatteras will continue to serve as investment adviser to the Fund. The sole owner of Hatteras immediately after the Purchase will be Raleigh Acquisition, LLC. Management explained that there were no expected changes in the portfolio managers currently providing advisory services to the Fund as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers. Further, the Independent Managers discussed with Hatteras whether the services to be provided to the Fund were expected to change as a result of the Purchase. Management noted that the advisory services to be provided to the Fund are not expected to change, including the manner in which investment decisions are made and executed. Management noted that the Fund's investment objectives and policies are not expected to change as a result of the Purchase. Management also provided fee and expense information with respect to Hatteras.

In the course of their review, the Managers considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the nature, extent and quality of services to be provided to the Fund; (2) the performance of the Fund; (3) the Fund's advisory fee and overall Fund expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Fund; (6) the fact that the fee structure under the Advisory Agreement and Interim Advisory Agreement would be identical to the fee structure under the Current Agreement; and (7) other factors deemed relevant by the Board.

The Independent Managers reviewed, and discussed with Hatteras, comparative performance, advisory fee and overall Fund expense information for the Fund versus other similar closed-end hedge fund of funds. The Independent Managers noted that Hatteras stated that there were few truly comparative funds. Hatteras discussed with the Independent Managers the construction of the comparative fund group. Hatteras also provided comparative performance information for the Fund versus two recognized private equity benchmarks, compiled by Prequin and Cambridge, which Hatteras believed to be more appropriate comparative performance benchmarks. Independent Managers' counsel discussed with representatives of Hatteras the process used by Hatteras for determining appropriate comparative funds and indexes for the Fund.

The Managers evaluated the Advisory Agreement and Interim Advisory Agreement in light of information they had requested and received from Hatteras prior to the meeting. The Managers reviewed these materials with Hatteras' management, legal counsel to the Fund and to Hatteras, and legal counsel to the Independent Managers. The Independent Managers also discussed the Advisory Agreement and Interim Advisory Agreement in an executive session, at which no representatives of Hatteras were present. The Managers considered whether the Advisory Agreement and Interim Advisory Agreement would be in the best interests of the Fund and its Members and the overall fairness of the Advisory Agreement and Interim Advisory Agreement. Among other things, the Managers reviewed information concerning: (1) the nature, extent and quality of the services to be provided by Hatteras; (2) the Fund's investment performance; (3) the cost of the services provided and the profits realized by Hatteras and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Fund's members; and (5) ancillary benefits and other factors. In their deliberations, the Managers did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Manager attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Fund.

The Managers considered information it believed necessary to assess the stability of Hatteras as a result of the Purchase and to assess the nature, extent and quality of services to be provided to the Fund by Hatteras following the closing of the Purchase. The Board also considered Management's view that the Purchase will provide more stability and continuity to Hatteras and its personnel, and the potential benefits thereof to the Fund. The Managers noted that the Fund's current portfolio managers will continue to provide services to the Fund following the Purchase. The Managers determined that the advisory services to be provided by the portfolio managers, after considering their background and experience, would continue to be a benefit to the Fund. The Managers considered that the advisory services to be provided to the Fund after the Purchase are not expected to change. The Managers further considered that the Fund's investment objective and policies are not expected to change as a result of the Purchase. The Managers also considered the fee and expense information provided by Management, including Management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds.

Investment Performance of the Fund.

The Managers considered the investment experience of Hatteras, including the performance of the Fund. The Managers and their counsel asked several questions about the Fund's underperformance versus two benchmark indices identified by Hatteras, noting that the Fund's performance was in the lower quartile versus the benchmarks. The Board was satisfied with Management's stated efforts to attempt to improve performance. Management also indicated that the Purchase would allow Hatteras to make the necessary internal changes to pursue improved performance.

Costs of Services Provided and Profits Realized by Hatteras.

In connection with the Managers' consideration of the level of the advisory fees, the Managers considered that the advisory fee rate to be paid to Hatteras under the Advisory Agreement and Interim Advisory Agreement is the same as the advisory fee rate paid by the Fund to Hatteras under the Current Agreement. Based on current Fund asset levels, management indicated that Hatteras earned a small profit margin providing services to the Fund. The Managers considered the relative profitability of Hatteras with respect to the services it provides to the Hatteras Funds.

The Managers' analysis of the Fund's advisory fee and overall expenses included a discussion and review of data concerning the current fee and expense ratios of the Fund compared to a limited peer group. The Managers considered the data, noting that the Fund's advisory fee and overall expense ratio was the highest in the peer group. However, the Board noted that the fees and expense ratio were within a reasonable range. The Board also reviewed profitability and internal expense information provided by Management and determined that, based on the information provided, Hatteras did not earn excessive profits.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Managers considered the extent to which economies of scale were expected to be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund. The Managers noted that the Fund is now closed to new investors, and did not consider the possibility of breakpoints in advisory fees for the Fund.

Other Benefits.

In addition to the above factors, the Managers also discussed other benefits received by Hatteras or its affiliates from its management of the Fund. The Managers noted that a broker-dealer affiliated with Hatteras, Hatteras Capital Distributors, LLC, received placement fees during the period of the Fund's offering, noting that the Fund is now closed to new investors.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Managers also considered whether the arrangement between Hatteras and the Fund complies with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Fund cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its members (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

In connection with the first condition of Section 15(f), the Managers noted that at least 75% of the Fund's Managers are currently not "interested persons" (as defined in the 1940 Act) of Hatteras in compliance with this provision of Section 15(f). The Managers also noted that the Board intends that at least 75% of the Fund's Managers will not be "interested persons" (as defined in the 1940 Act) as of the consummation of the Purchase. With respect to the second condition of Section 15(f), Hatteras has represented that the Purchase will not have an economic impact on Hatteras' ability to provide services to the Fund and no fee increases are intentioned and that, the Purchase will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Purchase. Hatteras has represented that neither Hatteras nor any interested person of Hatteras will receive any compensation from the Fund or its members, except as permitted pursuant to Section 15(f).

The Managers also considered the requirements of Rule 15a-4 with respect to their review and approval of the Interim Advisory Agreement, as described above in more detail.

Based on all of the foregoing, the Board recommends that Members vote FOR the Proposal to approve the Advisory Agreement and Interim Advisory Agreement.

ADDITIONAL INFORMATION

Other Matters. No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Members arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Members.

Principal Holders of the Fund. The beneficial owners of more than 5% of the outstanding value of the Fund as of the Record Date are as follows:

Name and Address of Owner	Number of Interests	Percentage of Fund
NFS LLC FBO The 2011 Li Family Delaware Trust Advisory Trust Co. of Delaware Trustee 2710 Centerville Road, Ste. 101 Wilmington, DE 19808	11,319.90	9.87%

Security Ownership of Management. As of the Record Date, the Fund's Managers and officers owned, in aggregate, less than 1% of the Fund.

Custodian, Administrator and Distributor. UMB Bank, N.A., located at 1010 Grand Boulevard, Kansas City, MO 64106, serves as custodian of the Fund's cash balances and provides custodial services for the Fund. UMB Fund Services, Inc., located at 223 Wilmington West Chester Pike, Suite 303, Chadds Ford, PA 19317, serves as administrator to the Fund and provides certain accounting, record keeping and investor related services. Hatteras Capital Distributors LLC, an affiliate of Hatteras, located at 6601 Six Forks Road, Suite 340, Raleigh, NC 37615, serves as the Fund's placement agent.

Member Proposals and Procedures for Member Communications with the Board. The Fund is not required to, nor does it intend to, hold regular annual meetings of its members. If such an annual meeting is called, any member who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the member chooses to include the proposal in the Fund's proxy materials, to the Fund within a reasonable time prior to the Fund printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

Dated: December 23, 2015

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

Hatteras VC Co-Investment Fund II, LLC

AGREEMENT made effective as of this       day of        , 2016, by and between Hatteras VC Co-Investment Fund II, LLC, a Delaware limited liability company (the "Fund"), and Hatteras Funds, LLC, a Delaware limited liability company (the "Adviser").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment and Acceptance. The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-Advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

2. Duties of Adviser. The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain and to render regular reports to the Fund's officers and Managers concerning the Adviser's discharge of the foregoing responsibilities. The Adviser may hire (subject to the approval of the Fund's Board of Managers ("Board") and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

3. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain "best execution," considering the Fund's investment objectives, policies, and restrictions as stated in the Fund's Private Placement Memorandum and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund's Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's Private Placement Memorandum and Statement of Additional Information.

4. Compensation of the Adviser. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation equal to 2.00% on an annualized basis of the net assets of the Fund. Such compensation shall be paid to the Adviser at the end of each quarter. However, during the offering period, the compensation shall be paid to the Adviser at the end of the month. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. Books and Records. The Adviser will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund's Board such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, gross negligence or reckless disregard in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 7, the term "Adviser" shall include managers, officers, employees and other agents of the Adviser as well as that company itself). The Fund shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940, or under any other statute, at common law or otherwise ("Losses") except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such Adviser Indemnitee by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of such Adviser Indemnitee's office. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of an Adviser Indemnitee for any Losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8. Permissible Interests. Managers, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Managers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board, subject to the rules and regulations of the Securities and Exchange Commission.

9. Authority; No Conflict. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10. License of Adviser's Name. The parties agree that the name of the Adviser, the names of any affiliates of the Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser and its affiliates. The Adviser hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Adviser's names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Managers of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 60 days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Adviser:

Hatteras Funds, LLC
6601 Six Forks Road
Suite 340
Raleigh, NC 27615
Phone: (919) 846-2324
Fax: (919) 846-3433

If to the Fund:

Hatteras VC Co-Investment Fund II, LLC
Hatteras Funds, LLC
6601 Six Forks Road
Suite 340
Raleigh, NC 27615
Phone: (919) 846-2324
Fax: (919) 846-3433

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Hatteras VC Co-Investment Fund II, LLC

By:

Name: David B. Perkins
Title: President

Hatteras Funds, LLC

By:

Name: J. Michael Fields
Title: Chief Operating Officer

PROXY CARD PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.PLEASE VOTE ALL BALLOTS.YOU WILL RECEIVE A BALLOT FOR 1. MAIL your signed and voted proxy back in the postage paid envelope provided EACH FUND IN WHICH YOU ARE A SHAREHOLDER. 2. ONLINE at proxyonline.com using your proxy voting number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you PLEASE CAST YOUR PROXY VOTE TODAY! call toll-free 1-866-342-8763 Monday through Friday 9 a.m. to 10 p.m. Eastern time 12345678910 CONTROL NUMBER HATTERAS VC CO-INVESTMENT FUND II, LLC PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2016 NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF MEMBERS (the "Special Meeting") of the Hatteras VC Co-Investment Fund II, LLC (the "Fund") will be held on January 21, 2016, at 11:00 a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. This proxy is solicited on behalf of the Board of Directors of the Fund, and the proposals (set forth) have been proposed by the Board of Directors. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of a Fund. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-342-8763. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 21, 2016. The proxy statement for this meeting is available at: proxyonline.com/docs/HatterasFunds.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY CARD HATTERAS VC CO-INVESTMENT FUND II, LLC YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Managers. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR AGAINST ABSTAIN 1) To approve a new investment advisory agreement between Hatteras Funds, LLC and the Fund; O O O [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]